SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                 ___________________________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15 (d) OF THE

               SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported)  July 26,
                            1996

          Equivantage Home Equity Loan Trust 1995-2
   (Exact name of registrant as specified in its charter)

New York                               33-87040
Applied For
(State or other jurisdiction       (Commission
(IRS Employer
of incorporation or           File Number)
Identification
organization)                                     Number)


c/o Equivantage Acceptance Corp.
Attention: John Smith
13111 Northwest Freeway
Houston, Texas                          _______77040_____
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number including area code      (713)
895-1957


          Equivantage Home Equity Loan Trust 1995-2
                          Form 8-K
                            INDEX


                                             Page Number

     Item 5.        Other Events
3

     Item 7.        Financial Statements and Exhibits
3

SIGNATURES                                        4

INDEX OF EXHIBITS                                 5






ITEM 5. OTHER EVENTS

The Equivantage Home Equity Loan Trust 1995-2 makes monthly remittances to security holders. The latest remittance was made July 26, 1996. We have furnished a monthly remittance statement delivered to the trustee with security holder payment instructions.


Monthly Remittance
Statement...................................................
 ......Exhibit 21.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits

     21.1 Monthly Remittance Statement dated as of July 26,
1996.





                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Equivantage Home Equity Loan Trust
1995-2
                         (Registrant)

                         By:  Norwest Bank of Minnesota,
N.A.


                         Name:     Kris Solie - Johnson

                         Title:    Corporate Trust Officer



                      INDEX OF EXHIBITS


                                        Page of Sequentially
                                        Numbered Pages


21.1 Monthly Remittance Statement dated                6-14
     as of July 26, 1996.




  EXHIBIT 21.1                     PAGE 6

Equivantage Home Equity Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:          June 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway
Distribution Date:      July 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Series Structure Summary


Aggregate Realized                             Aggregate
Ending
         Class
Original Principal                     Losses Principal
Aggregate Interest      Undistributed      Principal
Class    Description    Principal Type   Interest Type
Balance Pass Through Rate  Balance Reduction
Shortfall          Principal         Factor
____________________________________________________________
____________________________________________________________
_______________________________________________
A-1      Senior         Sequential Pay   Fixed
48,500,000.00       6.40000000%               0.00
0.00               0.00   0.7098213359
A-2      Senior         Sequential Pay   Fixed
20,000,000.00       6.85000000%               0.00
0.00               0.00   1.0000000000
A-3      Senior         Sequential Pay   Fixed
6,952,000.00       7.40000000%               0.00
0.00               0.00   1.0000000000
R        Residual       Residual         Residual
0.00       0.00000000%               0.00               0.00
0.00   0.0000000000
SUB.     Subordinate    Support          Accretion
120.20     131.75844033%           1,138.19
0.00               0.00
____________________________________________________________
____________________________________________________________
_______________________________________________
Totals
75,452,120.20                             1,138.19
0.00               0.00   0.8404739572






Report  1
   07/23/96 --  9:06am
Page  1 of  1
EXHIBIT 21.1                       PAGE 7


Equivantage Home Equity Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:          June 1996                Phone:
(410) 884-2085
11000 Broken Land Parkway
Distribution Date:      July 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Distribution Summary


Beginning
Principal             Ending
                              Pass Through
Principal     Total Interest    Total Principal
Balance          Principal              Total
Class      Record Date                Rate
Balance       Distribution       Distribution
Reduction            Balance       Distribution
____________________________________________________________
____________________________________________________________
____________________________________
A-1        06/28/1996          6.40000000%
36,620,113.07         195,307.27       2,193,778.28
0.00      34,426,334.79       2,389,085.55
A-2        06/28/1996          6.85000000%
20,000,000.00         114,166.67               0.00
0.00      20,000,000.00         114,166.67
A-3        06/28/1996          7.40000000%
6,952,000.00          42,870.67               0.00
0.00       6,952,000.00          42,870.67
R          06/28/1996          0.00000000%
0.00          73,058.49               0.00
0.00               0.00          73,058.49
SUB.       06/28/1996        131.75844033%
1,901,485.14               0.00               0.00
73,058.49       2,037,207.25               0.00
____________________________________________________________
____________________________________________________________
____________________________________
Totals
65,473,598.21         425,403.10       2,193,778.28
73,058.49      63,415,542.04       2,619,181.38





Notes:
The Principal Balance Reduction reflects a reduction in the accretion, due to the Subordinated Amount reaching the Specified Subordinated Amount.




Report  2
   07/23/96 --  9:06am
Page  1 of  1
EXHIBIT 21.1                       PAGE 8

                                              Equivantage
Home Equity Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services              Reporting
Month:          June 1996             Phone:
(410) 884-2085
11000 Broken Land Parkway                       Distribution
Date:      July 26, 1996             InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800

                                          Class Distribution
Per 1,000 of Original Balance


Total Other
                                                       Total
Interest       Scheduled       Principal Total Principal
Principal          Ending

Distribution       Principal    Distribution    Distribution
Balance       Principal
Class            Cusip               Original Balance
Factor          Factor          Factor          Factor
Reduction          Factor
____________________________________________________________
____________________________________________________________
_____________________________
A-1              29476YAC3              48,500,000.00
4.02695402      1.41284639     41.02130144     45.23254186
0.00000000    0.7098213359
A-2              29476YAD1              20,000,000.00
5.70833350      0.00000000      0.00000000      0.00000000
0.00000000    1.0000000000
A-3              29476YAE9               6,952,000.00
6.16666715      0.00000000      0.00000000      0.00000000
0.00000000    1.0000000000
R                N/A                             0.00
N/A             N/A             N/A             N/A
N/A             N/A
SUB.             N/A                           120.20
0.00000000      0.00000000      0.00000000      0.00000000
607807.73710483
____________________________________________________________
____________________________________________________________
_____________________________
Totals                                  75,452,120.20
0.8404739572


Notes:
The Principal Balance Reduction reflects a reduction in the accretion, due to the Subordinated Amount reaching the Specified Subordinated Amount.





Report  3
   07/23/96 --  9:06am
Page  1 of  1
EXHIBIT 21.1                       PAGE 9


Equivantage Home Equity Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:          June 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway
Distribution Date:      July 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Principal Distribution

                   Beginning
Principal           Ending          Current
                   Principal        Scheduled
Unscheduled                             Other  Total
Principal          Balance        Principal    Undistributed
Class                Balance        Principal
Principal        Accretion        Principal     Distribution
Reduction*          Balance        Principal
____________________________________________________________
____________________________________________________________
____________________________________________
A-1            36,620,113.07        68,523.05
1,989,533.12       135,722.11             0.00
2,193,778.28             0.00    34,426,334.79
0.00
A-2            20,000,000.00             0.00
0.00             0.00             0.00             0.00
0.00    20,000,000.00             0.00
A-3             6,952,000.00             0.00
0.00             0.00             0.00             0.00
0.00     6,952,000.00             0.00
R                       0.00             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
SUB.            1,901,485.14             0.00
0.00     (208,780.60)             0.00             0.00
73,058.49     2,037,207.25             0.00
____________________________________________________________
____________________________________________________________
____________________________________________
Totals         65,473,598.21        68,523.05
1,989,533.12      (73,058.49)             0.00
2,193,778.28        73,058.49    63,415,542.04
0.00


*Principal Balance Reduction

Realized Losses Principal Balance Reduction
73,058.49
Negative Amortization Principal Balance Reduction
0.00
Other
0.00




Notes:
Accretion Amount represents the Subordination Increase
Amount.
The Principal Balance Reduction reflects a reduction in the accretion, due to the Subordinated Amount reaching the Specified Subordinated Amount.



Report  4
   07/23/96 --  9:07am
Page  1 of  1
EXHIBIT 21.1                       PAGE 10


Equivantage Home Equity Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:          June 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway
Distribution Date:      July 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Interest Distribution

                                     Beginning
Negative                            Ending
                                    Principal/
Interest                                       Amortization
Principal/
                                      Notional
Interest       Shortfall/                             Other
Interest   Total Interest         Notional
Class       Pass-Through Rate          Balance
Accrual       (Recovery)        Accretion         Interest
Reduction     Distribution          Balance
____________________________________________________________
____________________________________________________________
_____________________________________________
A-1               6.40000000%    36,620,113.07
195,307.27             0.00             0.00
0.00             0.00       195,307.27    34,426,334.79
A-2               6.85000000%    20,000,000.00
114,166.67             0.00             0.00
0.00             0.00       114,166.67    20,000,000.00
A-3               7.40000000%     6,952,000.00
42,870.67             0.00             0.00             0.00
0.00        42,870.67     6,952,000.00
R                 0.00000000%             0.00
0.00      (73,058.49)             0.00             0.00
0.00        73,058.49             0.00
SUB.            131.75844033%     1,901,485.14
208,780.60             0.00       208,780.60
0.00             0.00             0.00     2,037,207.25
____________________________________________________________
____________________________________________________________
_____________________________________________
Totals
561,125.21      (73,058.49)       208,780.60
0.00             0.00       425,403.10


Notes:
Interest Shortfall amount represents the Interest Carry-
Forward Amount.





Report  5
   07/23/96 --  9:06am
Page  1 of  1
EXHIBIT 21.1                       PAGE 11


Equivantage Home Equity Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:          June 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway
Distribution Date:      July 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Fund Account Summary

____________________________________________________________
____________________________________________________________
______________________________________________________

Proceeds Account
   Beginning Balance
0.00

   DEPOSITS:
WITHDRAWALS:
    Interest Net of Servicing Fee                 571,654.48
Interest Payments                                425,403.10
    Scheduled Principal                            68,523.05
Scheduled Principal Payment                       68,523.05
    Other Principal                             1,989,533.12
Other Principal Payments                       2,125,255.23
    Negative Amortization                               0.00
Reserve Fund 1                                         0.00
    Deposits from Reserve Fund                          0.00
Fees and Expenses                                 10,529.27
    Gain/Loss Adjustment                                0.00
Other Withdrawals                                      0.00
    Other Deposits                                      0.00

   Total Deposit
2,629,710.65                Total Withdrawals
2,629,710.65


Ending Balance
0.00
____________________________________________________________
____________________________________________________________
______________________________________________________



Report  6
   07/23/96 --  9:06am
Page  1 of  1
EXHIBIT 21.1                       PAGE 12


Equivantage Home Equity Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:          June 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway
Distribution Date:      July 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Loss/Delinquency Detail

                  Current         Current         Current
Current           Total       Aggregate       Aggregate
Aggregate       Aggregate           Total
                    Fraud      Bankruptcy  Special Hazard
Credit         Current           Fraud      Bankruptcy
Special Hazard          Credit       Aggregate
Pool #             Losses          Losses          Losses
Losses          Losses          Losses          Losses
Losses          Losses          Losses
____________________________________________________________
____________________________________________________________
_________________________________________________

X                    0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00        1,138.19        1,138.19
____________________________________________________________
____________________________________________________________
_________________________________________________
Totals               0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00        1,138.19        1,138.19





____________________________________________________________
____________________________________________________________
________________________________________
             30  Days  Delinquent    60  Days  Delinquent
90  Days  Delinquent             Foreclosures
REO's                      Totals
               Number       Balance    Number       Balance
Number       Balance    Number       Balance    Number
Balance    Number            Balance
X                  55  2,865,685.46        22    912,955.75
26  1,359,626.33        14    530,504.00         2
148,015.41       119       5,816,786.95
____________________________________________________________
____________________________________________________________
________________________________________
Totals             55  2,865,685.46        22    912,955.75
26  1,359,626.33        14    530,504.00         2
148,015.41       119       5,816,786.95




Report  7
   07/23/96 --  9:07am
Page  1 of  1
EXHIBIT 21.1                       PAGE 13

                                               Equivantage
Home Equity Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services               Reporting
Month:          June 1996              Phone:
(410) 884-2085
11000 Broken Land Parkway
Distribution Date:      July 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Collateral Summary


Total|              Pool X

____________________________________________________________
_____________________________________________
Monthly P&I Constant
664,836.07|          664,836.07

|
Positive Amortization
68,523.05|           68,523.05
Negative Amortization
0.00|                0.00
Regular Curtailments
0.00|                0.00
Regular Curtailment Interest
1,907.58|            1,907.58
Prepaid Curtailments
0.00|                0.00
Prepaid Curtailment Interest
0.00|                0.00
Liquidations
1,987,625.54|        1,987,625.54
Principal Adjustments
0.00|                0.00
   Total Principal Trust Distribution
2,058,056.17|        2,058,056.17

|
Scheduled Interest
596,313.02|          596,313.02
Servicing Fee
24,658.54|           24,658.54
Master Servicing Fee
2,327.41|            2,327.41
Spread
0.00|                0.00
     Total Pass-Through Interest
561,125.20|          561,125.20

|
Beginning Balance
65,473,598.21|       65,473,598.21
Ending Balance
63,415,542.04|       63,415,542.04
Gross P&I Distribution
2,629,710.65|        2,629,710.65
Realized Losses/(Gains)
0.00|                0.00
Net P&I Trust Distribution
2,629,710.65|        2,629,710.65

|
Beginning Loan Count
1356|                1356
Number of Loan Payoffs
30|                  30
Ending Loan Count
1326|                1326

|
Weighted Average Maturity
233.0000000000|      233.0000000000
Weighted Average Gross Rate
10.929224040%|       10.929224040%
Weighted Average Net Rate
10.477282356%|       10.477282356%
Weighted Average Pass-Through Rate
10.284301740%|       10.284301740%
Weighted Average Margin
0.000000000%|        0.000000000%

|
Advances on Delinquencies
|
  Current Period Principal
0.00|                0.00
  Current Period Interest
807,092.84|          807,092.84

|

|







Report  8
   07/23/96 --  9:07am
Page  1 of  1
EXHIBIT 21.1                       PAGE 14


Equivantage Home Equity Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:          June 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway
Distribution Date:      July 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Credit Enhancement Summary


Initial         Current         Current
Current         Current            Current

Coverage          Period          Period      Cumulative
Coverage        Coverage               Pool
Type/Purpose
Amount          Losses       Additions          Losses
Percentage          Amount            Balance
____________________________________________________________
____________________________________________________________
___________________________________________
Subordination
120.20       73,058.49            0.00        1,138.19
3.21247313%    2,037,207.25      63,415,542.04





                             Principal
                          Distribution
Scheduled   Unscheduled
                                Amount    Percentage
Payment       Payment

___________________________________________________________
Senior                    2,058,056.17 100.00000000%
100.00000000% 100.00000000%
Subordinate                       0.00   0.00000000%
0.00000000%   0.00000000%
































Report  9
   07/23/96 --  9:09am
Page  1 of  1